UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 16, 2006

    First Community Corporation
(Exact Name of Registrant As Specified in Its Charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina (Address of Principal Executive Offices)	29072 (Zip Code)

    (803) 951-2265
(Registrant's Telephone Number, Including Area Code)

    Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

        On May 16, 2006, we dismissed Clifton D. Bodiford, CPA as our independent registered public accounting firm and engaged Elliott Davis, LLC as our independent registered public accounting firm.

        The reports of Clifton D. Bodiford, CPA on our financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, nor was there any event of the type requiring disclosure under Item 304(a)(1)(v) of Regulation S-K. In connection with its audits for the fiscal years ended December 31, 2005 and 2004 and during the subsequent interim period preceding our dismissal of Clifton D. Bodiford, CPA , there were no disagreements with Clifton D. Bodiford, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Clifton D. Bodiford, CPA, would have caused Clifton D. Bodiford, CPA to make reference to the subject matter of the disagreement(s) in connection with its report.

        We have provided Clifton D. Bodiford, CPA with a copy of the disclosures contained in this report, and have requested Clifton D. Bodiford, CPA to furnish us a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated May 18, 2006 is filed as Exhibit 16.

        During the fiscal years ended December 31, 2005 and 2004 and the subsequent interim period preceding the engagement of Elliott Davis, LLC, we did not consult with Elliott Davis, LLC regarding the application of accounting principles to a specific completed or contemplated transaction or any matter that was either the subject of a disagreement or a reportable event. We also did not consult with Elliott Davis, LLC regarding the type of audit opinion that might be rendered on our financial statements.

        Our audit committee participated and approved the decisions to change our independent auditors.

ITEM 9.01.  Financial Statements and Exhibits

      (c)       Exhibits

Exhibit No.	Exhibit
16	Clifton D. Bodiford, CPA letter to the Securities and Exchange Commission dated
May 18, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION By: /s/ Joseph G. Sawyer Joseph G. Sawyer Chief Financial Officer

Dated: May 18, 2006

EXHIBIT INDEX

Exhibit Number	Description
16	Clifton D. Bodiford, CPA letter to the Securities and Exchange Commission dated
May 18, 2006.]